Exhibit 10.6

THIRD AMENDMENT TO FINANCING AGREEMENT

This THIRD AMENDMENT TO FINANCING AGREEMENT, dated as of March 27, 2026 (this “Amendment”), by and among XBP Americas, LLC, a Delaware limited liability company (f/k/a Exela Technologies BPA, LLC) (the “Lead Borrower” and “Administrative Borrower”) on behalf of the Borrowers (as defined below) and Ankura Trust Company, LLC, a New Hampshire limited liability company (“Ankura”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Ankura, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) which amends that certain Financing Agreement, dated as of July 29, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including as amended by that certain First Amendment to Financing Agreement, dated as of January 21, 2026 and by that certain Second Amendment to Financing Agreement, dated as of February 13, 2026, the “Financing Agreement”, and as further amended by this Amendment, the “Amended Financing Agreement”) by and among the Lead Borrower, Exela Finance Inc., a Delaware corporation (“Exela Finance” and together with the Lead Borrower, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Lead Borrower listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and the Agents. Terms defined in the Financing Agreement or the Amended Financing Agreement, as applicable, shall be used in this Amendment with their defined meanings therein unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Lead Borrower, the Lenders and the Agents are parties to the Financing Agreement;

WHEREAS, in accordance with the provisions of Section 12.02(a)(z) of the Financing Agreement, the Lead Borrower has requested, and the Required Lenders, or the Agents with the consent of the Required Lenders, have agreed, to amend the Financing Agreement as set forth below;

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Financing Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

Section 1.Amendments to the Financing Agreement.  As of the Third Amendment Effective Date (as defined below), Section 1.01 of the Financing Agreement is amended by:

(1) amending and restating the definition of “Permitted Securitization Financing” in its entirety as follows:

“Permitted Securitization Financing” means one or more transactions pursuant to which (a) Securitization Assets or interests therein are sold or transferred to or financed by one or more Special Purpose Securitization Subsidiaries, and (b) such Special Purpose Securitization Subsidiaries finance (or refinance) their acquisition of such Securitization Assets or interests therein, or the financing thereof, by selling or borrowing against Securitization Assets, and any Hedging Obligations entered into in connection with such

Securitization Assets; provided, that, recourse to the Borrowers or any Subsidiary (other than the Special Purpose Securitization Subsidiaries) in connection with such transactions shall be limited to the extent customary (as determined by the Borrowers in good faith) for similar transactions in the applicable jurisdictions (including, to the extent applicable, in a manner consistent with the delivery of a “true sale”/“absolute transfer” opinion with respect to any transfer by the Borrowers or any Subsidiary (other than a Special Purpose Securitization Subsidiary)), it being understood and agreed that such transactions may be either on-balance sheet or off-balance sheet arrangements; provided, further, that, Permitted Securitization Financings shall be limited such that, at the time of incurrence of such securitization financings, the sum of the maximum amount of indebtedness that could be outstanding at any time under the ABL Facility, the B. Riley Credit Agreement, the Exar Facility and all Permitted Securitization Financings then in effect shall not exceed 90% of the Receivables Assets as of the most recent date for which financial statements have been delivered to the Administrative Agent immediately preceding the date on which such securitization financings Incurred; provided, further, that Permitted Securitization Financings incurred on or after the Third Amendment Effective Date shall be limited to $10,000,000 in the aggregate, provided that such financings are incurred prior to April 30, 2026.

(3) adding the definition of “Third Amendment” in alphabetical order as follows:

“Third Amendment” means that certain Third Amendment to Financing Agreement, dated as of the Third Amendment Effective Date, by and among XBP Americas, LLC, a Delaware limited liability company (f/k/a Exela Technologies BPA, LLC) as the Lead Borrower on behalf of the Borrowers, the Required Lenders party thereto and the Agents.

(4) adding the definition of “Third Amendment Effective Date” in alphabetical order as follows:

“Third Amendment Effective Date” has the meaning set forth in the Third Amendment.

Section 2.Conditions to Effectiveness.  The effectiveness of this Amendment is subject solely to the satisfaction (or waiver) of each of the following conditions (the date of the satisfaction (or waiver) of all such conditions, the “Third Amendment Effective Date”):

(a)the Agents shall have received from the Lead Borrower as Administrative Borrower and the Agents, a counterpart of this Amendment signed on behalf of such party; and

(b)The Agents shall have received all reasonable and documented out-of-pocket expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsels) to the extent due and payable under Section 12.04 of the Financing Agreement and for which invoices have been presented at least three Business Days (or such later date as agreed to by the Lead Borrower) prior to the Third Amendment Effective Date.

Section 3.Continuing Effect; No Other Amendments or Consents.

(a)Except as expressly provided herein, all of the terms and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments provided for herein are limited to the specific provisions of the Financing Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agents’ or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Financing

Agreement or any other Loan Document or the same provision for any other date or time period.  Upon the effectiveness of the amendments set forth herein, on and after the Third Amendment Effective Date, each reference in the Amended Financing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Amended Financing Agreement, and each reference in the other Loan Documents to “Financing Agreement,” “thereunder,” “thereof” or words of like import referring to the Amended Financing Agreement, shall mean and be a reference to the Amended Financing Agreement.

(b)The Lead Borrower and the Agents acknowledge and agree that this Amendment shall constitute a Loan Document.

(c)Nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Financing Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent expressly modified hereby or by instruments executed concurrently herewith.

Section 4.Expenses.  The Lead Borrower agrees to pay and reimburse the Agents and the Required Lenders for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of legal counsel to the Agents and the Required Lenders, in accordance with and to the extent required by the terms in the Financing Agreement.

Section 5.GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS:

(a)GOVERNING LAW.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(b)WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  THE LEAD BORROWER CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  THE LEAD BORROWER HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS ENTERING INTO THIS AMENDMENT.

(c)Submission to Jurisdiction. The submission to jurisdiction provision of Sections 12.09 and 12.10 of the Financing Agreement is hereby incorporated by reference, mutatis mutandis.

(d)Waiver of Venue. The waiver of venue provision of Section 12.10 of the Financing Agreement is hereby incorporated by reference, mutatis mutandis.

(e)Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Each party hereto acknowledges and agrees that its submission of a signature page to this Amendment is irrevocable and binding on such party and its respective successors and assigns even if such signature page is submitted prior to the effectiveness of any amendment contained herein.

(f)Severability. Any provision of any Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(g)Miscellaneous.  Section 12.08 of the Financing Agreement is hereby incorporated by reference, mutatis mutandis.

(h)Direction.  The Lenders (which constitute the Required Lenders under the Financing Agreement) hereby (i) consent to the execution, delivery, and performance by the Agents of this Amendment, (ii) authorize and direct the Agents to execute and deliver this Amendment and to take or forbear from taking any and all actions as set forth herein, and (iii) acknowledge and agree that (x) the foregoing directed action constitutes a direction from the Required Lenders under Article X of the Financing Agreement, (y) Article X and Section 12.04 of the Financing Agreement and any other rights, privileges, protections, immunities, exculpations, and indemnities in favor of the Agents thereunder apply to any and all actions taken or not taken by the Agents in accordance with such direction, and (z) the Agents may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining the Lenders’ ownership of the Loans and unused Commitments on and as of the date hereof.  The undersigned Lenders hereby severally represent and warrant to the Agents that, on and as of the date hereof, they are duly authorized to give the foregoing direction to the Agents.

SECTION 6.Acknowledgment and Reaffirmation.

(a)Acknowledgment of Obligations. All Obligations are unconditionally owing by the Loan Parties, all without offset, defense (other than payment in full in cash of the Obligations (excluding any contingent indemnification and expense reimbursement obligations as to which no claim has been asserted)) or counterclaim of any kind, nature or description whatsoever.

(b)Acknowledgment of Liens. Each of the Loan Parties hereby acknowledges, confirms and agrees that the Collateral Agent on behalf of the Secured Parties has and shall continue to have valid, enforceable and perfected Liens (subject to certain Permitted Liens) upon and security interests in the Collateral heretofore granted by the Loan Parties to the Collateral Agent on behalf of the Secured Parties pursuant to the Loan Documents.

(c)Reaffirmation. In furtherance of the foregoing, and in connection with the execution and delivery of this Amendment, the Borrower and each other Loan Party, as debtors, grantors, pledgors, guarantors, or in other similar capacities in which such Loan Parties grant Liens or security interests in their properties, in each case under the Loan Documents, hereby (A) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, and (B) to the extent such Loan Party granted Liens on or security interests in any of its property pursuant to any such Loan Document (including, but not limited to, the Security Agreement), hereby ratifies, reaffirms, and re-grants such grant of security and confirms that such Liens and security interests continue to secure the Obligations.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

XBP Americas, LLC,
as the Lead Borrower and Administrative Borrower (on behalf of the Borrowers)

By:	/s/ Andrej Jonovic
Name: Andrej Jonovic
Title: Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO FINANCING AGREEMENT]

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

Ankura Trust Company, LLC

By:	/s/ Beth Micena
	Name:	Beth Micena
	Title:	Managing Director

REQUIRED LENDERS:

ECF VALUE FUND, L.P.

By:	Gates Capital Partners, LLC, its general partner

By:	Gates Capital Management, Inc., its managing member

By:	/s/ Marc Blatter
	Name:	Marc Blatter
	Title:	Chief Financial Officer

ECF VALUE FUND II, L.P.

By:	Gates Capital Partners, LLC, its general partner

By:	Gates Capital Management, Inc., its managing member

By:	/s/ Marc Blatter
	Name:	Marc Blatter
	Title:	Chief Financial Officer

ECF VALUE FUND INTERNATIONAL MASTER, L.P.

By:	Gates Capital Partners, LLC, its general partner

By:	Gates Capital Management, Inc., its managing member

By:	/s/ Marc Blatter
	Name:	Marc Blatter
	Title:	Chief Financial Officer

[Signature Page to Third Amendment]

AVENUE GLOBAL DISLOCATION
OPPORTUNITIES FUND, L.P.

BY: AVENUE GLOBAL DISLOCATION
OPPORTUNITIES GENPAR, LLC, ITS GENERAL PARTNER

BY: GL GLOBAL DISLOCATION OPPORTUNITIES
PARTNERS, LLC, ITS MANAGING MEMBER

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

[Signature Page to Third Amendment]

AVENUE GLOBAL OPPORTUNITIES
MASTER FUND LP

BY: AVENUE GLOBAL OPPORTUNITIES GENPAR
HOLDINGS LTD, ITS GENERAL PARTNER

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Director

[Signature Page to Third Amendment]

AVENUE RP OPPORTUNITIES FUND, L.P.

BY: AVENUE RP OPPORTUNITIES FUND
GENPAR, LLC, ITS GENERAL PARTNER

BY: GL RP PARTNERS, LLC, ITS MANAGING MEMBER

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

[Signature Page to Third Amendment]